Exhibit 99.2

Exhibit 99.2 Third Quarter 2021 Conference Call Andrew Davies, CEO Simeon Irvine, CFO Stanley Martinez, VP Investor Relations

Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates and projections of the businesses of MBAC or Syniverse may differ from their actual results and consequently you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to future performance of MBAC and Syniverse and anticipated financial impacts of the proposed transaction, the satisfaction of the closing conditions to the proposed transaction and the timing of the completion of the proposed transaction. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of MBAC and Syniverse and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the inability to complete the transactions contemplated by the agreement and plan of merger with respect to the proposed transaction (the “Merger Agreement”), including due to failure to obtain approval of the stockholders of MBAC or other conditions to closing in the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against the parties following announcement of the Merger Agreement and the proposed transactions contemplated thereby; (3) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the post-combination company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (4) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed transactions contemplated thereby; (5) risks related to the uncertainty of the projected financial information with respect to Syniverse; (6) the inability to obtain or maintain the listing of the post-acquisition company’s Class A Stock and public warrants on the NYSE following the proposed business combination; (7) risks related to the post-combination company’s ability to raise financing in the future; (8) the post-combination company’s success in retaining or recruiting, or changes required in, our officers, key employees or directors following the proposed business combination; (9) our directors and officers potentially having conflicts of interest with our business or in approving the proposed business combination; (10) intense competition and competitive pressures from other companies in the industry in which the post-combination company will operate; (11) the business, operations and financial performance of Syniverse, including market conditions and global and economic factors beyond Syniverse’s control; (12) the effect of legal, tax and regulatory changes; (13) the receipt by MBAC or Syniverse of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed business combination; (14) the risk that the proposed business combination disrupts current plans and operations of MBAC or Syniverse as a result of the announcement and consummation of the transactions described herein; (15) costs related to the proposed business combination; (16) changes in applicable laws or regulations; (17) the possibility that MBAC or Syniverse may be adversely affected by other economic, business, and/or competitive factors; (18) the amount of redemption requests made by MBAC’s public stockholders; (19) the impact of the continuing COVID-19 pandemic on MBAC, Syniverse and Syniverse’s projected results of operations, financial performance or other financial metrics or on any of the foregoing risks; and (20) other risks and uncertainties disclosed in MBAC’s preliminary proxy statement, including those under “Risk Factors,” and other documents filed or to be filed with the SEC by MBAC. MBAC and Syniverse caution that the foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. Syniverse and MBAC do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based. This presentation also contains certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. Reconciliations between non-GAAP financial measures and GAAP financial measures are provided in the Appendices of this presentation. Due to rounding, the numbers and percentages reported in this presentation may not sum to totals or quarterly amounts.

Information About the Proposed Business Combination and Where to Find It In connection with the proposed transaction, MBAC has filed a preliminary proxy statement and plans to file a definitive proxy statement with the SEC. MBAC’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, THE AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN FILED IN CONNECTION WITH THE PROPOSED TRANSACTION, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT MBAC, SYNIVERSE AND THE PROPOSED TRANSACTION. When available, the definitive proxy statement will be mailed to the stockholders of MBAC as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at http://www.sec.gov, or by directing a request to: M3-Brigade Acquisition II Corp., 1700 Broadway – 19th Floor, New York, New York 10019. Participants in the Solicitation MBAC and its directors and executive officers may be deemed participants in the solicitation of proxies of MBAC’s stockholders with respect to the proposed transaction. A list of those directors and executive officers and a description of their interests in MBAC will be filed in the proxy statement for the proposed transaction and available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed transaction when available. Syniverse and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of MBAC in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement for the proposed business combination. No Offer or Solicitation This presentation shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.

Business Update

Financial Review

Results Highlights



Revenues
$M
$160.0
$207.9
Q3 2020
Q3 2021



Adjusted EBITDA
$M
$50.5
$60.5
Q3 2020
Q3 2021



Free Cash Flow - YTD
$M
$(14.8)
$8.7
2020
2021

Revenues higher by $47.9M

- Enterprise revenues increased by $52.8M and Carrier revenues decreased by $4.9 compared to the prior year quarter

Adjusted EBITDA higher by $10.0M

- Strong growth in Enterprise direct margin partially mitigated by lower Carrier direct margin
- Decrease in controllable costs of $3.4M primarily driven by Transformation program savings

Free Cash Flow higher by $23.5M

- Increase of $12.5M in unlevered cash from operations and $13.6M lower CAPEX syniverse.

© 2019 Syniverse Technologies LLC. All rights reserved. Any use of these materials, including reproduction, modification, distribution or republication, without the prior written consent of Syniverse Technologies, is strictly prohibited. These materials are CONFIDENTIAL and shall not be disclosed to anyone beyond the intended recipient.

6

Enterprise Revenues Three Months Ended August 31, 2020 & 2021 2021 Enterprise revenues increased by $52.8M Global Messaging revenues increased by $50.8M primarily due $102.6 to volume expansion in 10DLC international wholesale business and increased A2P volume $6.8 ï,§ 10DLC pass-through fees $22.3M (Q3, 2020 = $nil)ï,§ Excluding incremental 10DLC pass-through fees, Enterprise revenues grew by $30.5 million 61.1% YoY, from $49.8M to $80.3M ï,§ CPaaS Solutions revenues increased $2.0M primarily due to volume expansion from existing customers and new business M $ $49.8 $4.8 $95.8 $45.0 Q3 2020 Q3 2021 Global Messaging CPaaS © 2019 Syniverse Technologies LLC. All rights reserved. Any use of these materials, including reproduction, modification, distribution or republication, without the prior 7 written consent of Syniverse Technologies, is strictly prohibited. These materials are CONFIDENTIAL and shall not be disclosed to anyone beyond the intended recipient.

Carrier Revenues Three Months Ended August 31, 2020 & 2021 2021 Carrier revenues decreased by $4.9M Excluding CDMA and Legacy revenues, underlying Carrier revenues grew $2.1M, from $99.5M to $101.6M $110.2 ï,§ Messaging Services increased $4.7M due primarily to new $105.3 carrier routesï,§ Outsourced Carrier Solutions increased $2.7M due primarily to $29.7 growth in Number Portability and one-time projects $34.4 Global Network Services decreased $12.3M, reflecting:ï,§ Lower CDMA signaling volume—excluding CDMA and Legacy revenues, decrease in GNS of $5.4M $ M $33.3 ï,§ Temporary reduction in IPX bandwidth volume and related $36.0 roaming products CDMA and Legacy revenues refer to revenues for end-of-life products driven by legacy protocols and technologies that are $47.2 in the stage of sunset and forecasted to decrease $34.9 substantially as a result.Q3 2020 Q3 2021© 2019 Syniverse Technologies LLC. All rights reserved. Any use of these materials, including reproduction, modification, distribution or republication, without the prior 8 written consent of Syniverse Technologies, is strictly prohibited. These materials are CONFIDENTIAL and shall not be disclosed to anyone beyond the intended recipient.

Direct Margin Three Months Ended August 31, 2020 & 2021 2021 direct margin increased by $6.5M Enterprise direct margin growth of $17.7M, 105.6% driven by an increase in revenues and favorable margin on 10DLC $114.8 international wholesale businessï,§ Carrier direct margin decreased by $11.2M driven primarily by a $108.3 decline in Global Network Services$16.8 $34.5 Direct Margin is calculated as Revenues less direct Variable Costs of Operations (Direct Costs). Direct Costs include MT fees, revenue share, data processing, short code $ M and other direct costs $91.5 $80.3 Q3 2020 Q3 2021 Carrier Enterprise © 2019 Syniverse Technologies LLC. All rights reserved. Any use of these materials, including reproduction, modification, distribution or republication, without the prior 9 written consent of Syniverse Technologies, is strictly prohibited. These materials are CONFIDENTIAL and shall not be disclosed to anyone beyond the intended recipient.

Controllable Costs Three Months Ended August 31, 2020 & 2021 Total Controllable Costs Transformation Benefits $96.0 $57.7 $56.0 $54.3 $39.0 $29.4 $ M $ M $27.4 $25.0 $65.0 $57.0 $17.0 $28.3 $26.9 $8.0 ompleted Actions in Total Q3 2020 Q3 2021 Actions Progress Adjusted SG&A Fixed COGS Labor Costs 3rd Party Costs Controllable Costs decreased by $3.4M Transformation Program ï,§ Adjusted SG&A costs decreased $1.4Mï,§ Cost savings from completed actions increased by $2.5M to 96.0M in Q3 2021ï,§ Transformation Program driven savings in headcount and related costsï,§ Total savings from all actions now expected to be $121.0Mï,§ Offset by an increase of $0.6M due to public company readiness costsï,§ Fixed COGS decreased $2.0M ï,§ Transformation Program driven reductions in headcount and corporate facility costs © 2019 Syniverse Technologies LLC. All rights reserved. Any use of these materials, including reproduction, modification, distribution or republication, without the prior 10 written consent of Syniverse Technologies, is strictly prohibited. These materials are CONFIDENTIAL and shall not be disclosed to anyone beyond the intended recipient.

Free Cash Flow and CAPEX Nine Months Ended August 31, 2020 & 2021 Free Cash Flow Capital Expenditures $149.6 $42.4 $137.1 $8.7 $17.3 $28.8 M $ $(42.4) $(28.8) M $(14.8) $ $13.4 $(112.1) $24.3 $(109.5) $15.1 2020 2020 FCF 2021 2021 FCF 2020 2021 Continued strong unlevered cash flow generation CAPEX ï,§ Unlevered cash from operations of $149.6M in 9M 2021ï,§ CAPEX reduction in 2021 due to tighter controls and improved phasingï,§ Excluding cash interest, $120.8M free cash flow in 9M 2021 © 2019 Syniverse Technologies LLC. All rights reserved. Any use of these materials, including reproduction, modification, distribution or republication, without the prior 11 written consent of Syniverse Technologies, is strictly prohibited. These materials are CONFIDENTIAL and shall not be disclosed to anyone beyond the intended recipient.

Appendices

Revenues by Business Unit –Actual and Proforma Revenues—Actual $207.9 $186.3 $182.3 $169.8 $166.7 $171.9 $48.3 $155.6 $160.0 $160.2 $49.4 $102.6 $52.6 $49.8 $59.3 $62.7 $47.4 $56.7 $ M $138.0 $132.9 $117.1 $108.2 $110.2 $107.4 $103.5 $109.3 $105.3 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Carrier Enterprise Revenues—Proforma $211.8 $186.3 $182.3 $177.6 $170.2 $170.4 $175.2 $165.0 $165.9 $48.3 $49.4 $52.6 $102.6 $47.4 $49.8 $59.3 $56.7 $62.7 $ M $138.0 $132.9 $117.1 $108.2 $110.2 $107.4 $103.5 $109.3 $105.3 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Carrier Enterprise COVID © 2019 Syniverse Technologies LLC. All rights reserved. Any use of these materials, including reproduction, modification, distribution or republication, without the prior 13 written consent of Syniverse Technologies, is strictly prohibited. These materials are CONFIDENTIAL and shall not be disclosed to anyone beyond the intended recipient.

Adjusted EBITDA –Actual and Proforma Adjusted EBITDA—Actual $ M $62.9 $59.6 $60.5 $54.8 $50.5 $56.3 $47.9 $47.3 $48.3 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Adjusted EBITDA—Proforma $62.9 $63.5 $64.2 $59.6 $58.7 $- $55.2 $55.7 $7.2 $53.7 $3.7 $- $52.6 $0.4 $8.2 $7.8 $5.3 $5.4 $ M $62.9 $59.6 $60.5 $54.8 $50.5 $56.3 $47.9 $47.3 $48.3 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Adjusted EBITDA COVID Periods prior to Q1 2020 are as reported and do not include the de-minimis effects of uplift adjustments © 2019 Syniverse Technologies LLC. All rights reserved. Any use of these materials, including reproduction, modification, distribution or republication, without the prior 14 written consent of Syniverse Technologies, is strictly prohibited. These materials are CONFIDENTIAL and shall not be disclosed to anyone beyond the intended recipient.

Reconciliation of Net Loss to Adjusted EBITDA and Free Cash Flow Three and Nine Months Ended August 31, 2020 & 2021 (in Thousands) Q3 2020 Q3 2021 2020 YTD 2021 YTD Reconciliation to Adjusted EBITDA Net loss $ (55,900) $(3,790) $(118,842) $(61,439) Other expense, net48,74936,884133,511122,680 Provision for income taxes9602,452 7,375 5,033 Depreciation and amortization 28,549 18,130 83,752 60,620 Restructuring 15,887 1,562 18,571 3,920 Non-cash stock-based compensation 7,186 2,583 12,536 6,979 Other expenses 4,322 1,965 13,981 16,090 Consulting fee and related expenses 780 750 2,358 2,264 Adjusted EBITDA $ 50,533 $ 60,536 $ 153,242 $ 156,147 Q3 2020 Q3 2021 2020 YTD 2021 YTD Reconciliation to Free Cash Flow Net cash provided by operating activities $ 887 $ 9,177 $ 27,635 $ 37,533 Capital expenditures (11,958) (13,603) (42,401) (28,815) Free Cash Flow $ (11,071) $ (4,426) $ (14,766) $ 8,718 © 2019 Syniverse Technologies LLC. All rights reserved. Any use of these materials, including reproduction, modification, distribution or republication, without the prior 15 written consent of Syniverse Technologies, is strictly prohibited. These materials are CONFIDENTIAL and shall not be disclosed to anyone beyond the intended recipient.

Reconciliation of Gross Margin to Direct Margin Three and Nine Months Ended August 31, 2020 & 2021 (in Thousands) Q3 2020 Q3 2021 2020 YTD 2021 YTD Revenues $ 160,041 $ 207,946 $ 485,437 $ 540,049 Cost of operations (81,545) (120,628) (243,621) (305,168) Gross margin 78,496 87,318 241,816 234,881 Headcount and related costs 12,947 11,646 36,897 33,909 Hosting and support costs 7,300 6,927 25,123 21,254 Network costs 8,066 7,732 24,443 23,931 Other operating related costs 1,466 1,195 4,961 3,758 Total Fixed Cost of operations 29,779 27,500 91,424 82,852 Direct margin $ 108,275 $ 114,818 $ 333,240 $ 317,733 © 2019 Syniverse Technologies LLC. All rights reserved. Any use of these materials, including reproduction, modification, distribution or republication, without the prior 16 written consent of Syniverse Technologies, is strictly prohibited. These materials are CONFIDENTIAL and shall not be disclosed to anyone beyond the intended recipient.

Reconciliation of Operating Expenses to Controllable Costs Three and Nine Months Ended August 31, 2020 & 2021 (in Thousands) Q3 2020 Q3 2021 2020 YTD 2021 YTD Reconciliation to Controllable Costs Total Costs and expenses $166,232 $172,400 $463,393 $473,775 Restructuring expense (15,887) (1,562) (18,571) (3,920) Depreciation and amortization (28,549) (18,130) (83,752) (60,620) Variable costs (51,766) (93,128) (152,197) (222,316) Non-cash stock-based compensation (7,186) (2,583) (12,536) (6,979) Other expenses (4,322) (1,965) (13,981) (16,090) Consulting fee and related expenses (780) (750) (2,358) (2,264) Total Controllable Costs $ 57,742 $ 54,282 $179,998 $161,586 © 2019 Syniverse Technologies LLC. All rights reserved. Any use of these materials, including reproduction, modification, distribution or republication, without the prior 17 written consent of Syniverse Technologies, is strictly prohibited. These materials are CONFIDENTIAL and shall not be disclosed to anyone beyond the intended recipient.